Exhibit 99.1
Hilltop Holdings Inc. Q4 2024Earnings Presentation January 31, 2025

Preface 2 Corporate Headquarters Additional Information 6565 Hillcrest Ave Dallas, TX 75205 Phone: 214-855-2177 www.hilltop.com Please Contact: Matt Dunn Phone: 214-525-4636 Email: mdunn@hilltop.com FORWARD-LOOKING STATEMENTS This presentation and statements made by representatives of Hilltop Holdings Inc. (“Hilltop” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, the Company does not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as the Company’s outlook, business strategy, financial condition, efforts to make strategic acquisitions, liquidity and sources of funding, market trends, operations and business, the impact of natural disasters or public health emergencies, information technology expenses, capital levels, mortgage servicing rights (“MSR”) assets, stock repurchases, dividend payments, subordinated notes redemption, expectations concerning mortgage loan origination volume, servicer advances and interest rate compression, expected levels of refinancing as a percentage of total loan origination volume, projected losses on mortgage loans originated, total expenses, anticipated changes in our revenue, earnings, or taxes, the effects of government regulation applicable to our operations, the appropriateness of, and changes in, our allowance for credit losses and provision for (reversal of) credit losses, future benchmark rates and economic growth, anticipated investment yields, the collectability of loans, cybersecurity incidents, the outcome of litigation, and the Company’s other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “building,” “continue,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “might,” “outlook,” “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the credit risks of lending activities, including the Company’s ability to estimate credit losses and increases to the allowance for credit losses, as well as the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (ii) effectiveness of the Company’s data security controls in the face of cyberattacks and any legal, reputational and financial risks following a cybersecurity incident; (iii) changes in general economic, market and business conditions in areas or markets where the Company competes, including changes in the price of crude oil; (iv) changes in the interest rate environment; (v) risks associated with concentration in real estate related loans; (vi) the effects of the Company’s indebtedness on its ability to manage its business successfully, including the restrictions imposed by the indenture governing such indebtedness; (vii) disruptions to the economy and financial services industry, risks associated with uninsured deposits and responsive measures by federal or state governments or banking regulators, including increases in the cost of the Company’s deposit insurance assessments; (viii) cost and availability of capital; (ix) changes in state and federal laws, regulations or policies affecting one or more of the Company’s business segments, including changes in regulatory fees, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (x) changes in key management; (xi) competition in the Company’s banking, broker-dealer and mortgage origination segments from other banks and financial institutions, as well as investment banking and financial advisory firms, mortgage bankers, asset-based non-bank lenders and government agencies; (xii) legal and regulatory proceedings; (xiii) risks associated with merger and acquisition integration; and (xiv) the Company’s ability to use excess capital in an effective manner. For further discussion of such factors, see the risk factors described in our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports that we have filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Except as required by law, Hilltop does not undertake an obligation to, and disclaims any duty to, update any of the information herein.

Q4 2024 3 Investor Highlights – Notes: (1) Average Bank Loans HFI reflect consolidated loans held for investment excluding margin loans from the Broker-Dealer business. • PlainsCapital Bank generated $50.6 million in pre-tax income. The quarter included a $5.7 million provision recapture which was somewhat offset by a negative real estate valuation adjustment of $4.8 million • Bank net interest margin of 2.98% decreased 7 basis points from Q3 2024, driven by lower loan yields and higher cash balances during the quarter. The decline in asset yield was somewhat offset by lower interest-bearing deposit cost • Average Bank loans HFI1 decreased from Q3 2024 by $105 million, or 1.4%, and loan yields of 5.84% decreased by 23 basis points during the same period • Average Bank deposits increased from Q3 2024 by $595 million, or 5.6%. Total cost of deposits at the Bank was 2.53% during the period, a 31-basis point decrease from Q3 2024 • PrimeLending incurred a $9.9 million pre-tax loss during Q4 2024 • Gain-on-sale of loans sold to third parties of 226 basis points remained relatively stable with Q3 2024 levels • Origination volume of $2.3 billion decreased $54 million, or 2%, from Q3 2024, and increased $438 million, or 24%, from Q4 2023 • Non-interest expenses other than variable compensation declined by $7.0 million, or 13%, from Q4 2023 to Q4 2024, reflecting management’s ongoing efforts to resize the business to align with the current environment • HilltopSecurities generated pre-tax income of $20.4 million during Q4 2024 on total net revenue of $126.4 million, resulting in a pre-tax margin of 16.1% • Structured Finance generated $30.2 million in net revenue primarily from mortgage activity that benefited from certain states’ ongoing support of their Down Payment Assistance programs ROAA ..86% EPS – Diluted $0 ROAE $35.5 5.76% Net Income MM $0.55 0.92% 6.50%

$28.37 $27.18 $28.35 $29.49 $31.95 $31.49 $32.58 $33.71 21.22% 18.23% 19.32% 21.23% 2.00% 22.00% $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 12/31/2021 12/31/2022 12/31/2023 12/31/2024 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) Book Value per Share Common Equity Tier 1 risk based ratio Capital Highlights – 4 Capital Management and Tangible Book Value Growth Notes: (1) Tangible common equity and tangible book value per common share (TBVPS) are non-GAAP financial measures. For a reconciliation of tangible common equity and tangible book value per share to the nearest GAAP measure, see the appendix. (2) At period end. 1, 2 2 During Q4 2024, Hilltop returned $11.0 million to stockholders through dividends 2 Q4 2024

5 Hilltop Holdings – Financial Summary Notes: (1) Pre-provision net revenue is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for loan losses). Q4 $ in Millions, except EPS Income Statement and Key Metrics Q4 2024 Q3 2024 QoQ% Q4 2023 YoY% Net interest income $105.5 $105.0 0% $111.2 (5%) Noninterest income 195.6 200.4 (2%) 179.0 9% Noninterest expenses 262.8 264.3 (1%) 250.8 5% Efficiency ratio 87.3% 86.5% 86.4% Pre-provision net revenue1 38.3 41.2 (7%) 39.4 (3%) Net charge-offs (recoveries) $3.9 $2.9 $0.7 Net ACL build (release) (9.8) (4.2) 0.6 Provision for (reversal of) credit losses (5.9) (1.3) NR 1.3 NR Income before income taxes 44.2 42.4 4% 38.1 16% Net income 37.9 32.9 15% 31.0 22% Minority interest 2.4 3.2 (26%) 2.3 3% Income attributable to Hilltop $35.5 $29.7 20% $28.7 24% Return on average assets 0.92% 0.84% 0.75% Return on average equity 6.50% 5.51% 5.46% EPS - Diluted $0.55 $0.46 20% $0.44 24% EOP Shares outstanding (in thousands) 64,968 64,960 0% 65,153 (0%) EOP Assets 16,268 15,926 2% 16,467 (1%) EOP Loans HFI, net 7,849 7,869 (0%) 7,968 (1%) EOP Deposits 11,065 10,791 3% 11,063 0%

6 Hilltop Holdings – Full Year Financial Summary Notes: (1) Pre-provision net revenue is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for loan losses). $ in Millions, except EPS Income Statement and Key Metrics FY 2024 FY 2023 YoY% Net interest income $417.8 $466.8 (11%) Noninterest income 771.0 729.0 6% Noninterest expenses 1,033.6 1,028.3 1% Efficiency ratio 86.9% 86.0% Pre-provision net revenue1 155.2 167.5 (7%) Net charge offs (recoveries) $11.2 $2.4 Net ACL build / (release) ($10.3) 16.0 Provision for (reversal of) credit losses $0.9 18.4 (95%) Income before income taxes 154.3 149.1 3% Net income 123.2 118.0 4% Minority interest 10.0 8.3 20% Income attributable to Hilltop $113.2 $109.6 3% Return on average assets 0.78% 0.71% Return on average equity 5.29% 5.31% EPS - Diluted $1.74 $1.69 3% EOP Shares outstanding (in thousands) 64,968 65,153 (0%) EOP Assets 16,268 16,467 (1%) EOP Loans HFI, net 7,849 7,968 (1%) EOP Deposits 11,065 11,063 0%

$111.4 $104.2 $115.1 $110.9 $101.1 ($3.9) ($3.5) ($4.2) $1.8 1.38% 1.29% 1.41% 1.39% 1.27% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $55.0 $65.0 $75.0 $85.0 $95.0 $105.0 $115.0 $125.0 12/31/2023 3/31/2024 6/30/2024 9/30/2024 Net Charge-Off Collective - Portfolio Changes Collective - Economic Conditions Specific Reserves 12/31/2024 7 Hilltop Holdings – Allowance for Credit Losses Allowance for Credit Losses at Period End 12/31/24 Reserve Composition ($ in millions) ACL / Total Loans HFI Commentary • Applied Moody’s Analytics December 2024 slower-trend growth (S5) scenario for economic forecast • Allowance release primarily driven by net charge-offs, collective portfolio changes and changes in the U.S. economic outlook associated with collectively evaluated loans, partially offset by an increase in specific reserves • ACL % of Loans HFI excluding broker-dealer margin loans and mortgage warehouse loans equated to 1.37% as of December 31, 2024 ($ in m illions) A CL A CL/Loa n s HFI Com mercial real estate Non-owner occupied $29.3 1 .53 % Owner occupied $3 3.1 2.31 % Com mercial and industrial $25.5 1 .96% Construction and land dev elopment $7 .2 0.83% 1 -4 family residential $5.3 0.30% Consumer $0.5 1 .93% Broker-dealer $0.1 0.01 % Mortgage warehouse lending $0.1 0.05% Total $101.1 1.27%

$111.2 $103.6 $103.7 $105.0 $105.5 $80.0 $85.0 $90.0 $95.0 $1 00.0 $1 05.0 $1 1 0. 0 $1 1 5. 0 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 2.96% 2.85% 2.90% 2.84% 2.72% 1 .00% 1 .50% 2 .00% 2 .50% 3 .00% 3 .50% 4 .00% 4 .50% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 8 Hilltop Holdings – Net Interest Income & Margin Net Interest Margin 2 Net Interest Income Quarter-over-Quarter Net Interest Margin Key Drivers & Statistics ($ in millions) Q4'23 Q3'24 Q4'24 ($ in m illion s, ex cept a s n oted) HT H Consolidated Av erage Earning Assets ($B) $14.9 $14.7 $15.4 Banking Accretion Income $1.2 $0.7 $1.1 Loans HFI (Avg. Balance) $7 ,7 57 $7 ,699 $7 ,594 Deposit (Avg. Balance) $11,112 $10,657 $11,251 Cash and Due (Avg. Balance) $1,7 22 $1,343 $1,991 Mortgage Loans Held for Sale (period end) $944 $907 $859 Q3 2024 2.84% Loans Held For Inv estment (0.17%) Loans Held For Sale (0.04%) Investments 0.05% Deposits 0.08% Other (0.04%) Q4 2024 2.7 2%

Hilltop Holdings – Net Interest Income Rate Impacts

Asset Sensitivity Trending [1]



12.0%
9.0%
6.0%
5.9%
6.5%
Dec-20
Dec-21
Dec-22
Dec-23
Dec-24

Represents impact on HTH NII to an instantaneous +100 basis point shock

Bank Loans HFI – Fixed vs. Variable Rate at 12/31/24



48%
42%
10%
Fixed Rate
Variable rate at or below floors
Variable rate above floors

Chart does not include Loan Balances for the PrimeLending Warehouse Line and National Warehouse Lending segments

Commentary

- Asset sensitivity remained elevated during Q4
- Targeting 2 - 4% Asset Sensitive position (+100) over time
  - Reinvest in securities portfolio – targeting prepayment protected collateral
  - Increase the retention of 3/5/7-year hybrid fixed rate mortgages
  - Decrease the level of Broker-Dealer Sweep Deposits at PCB over time

Loan Reset Schedule [2] at 12/31/24 ($ in millions)

Months to Reset	0 - 1	2 - 6	7 - 12	Total
CRE	$ 724	$ 111	$ 156	$ 991
Commercial and industrial	683	29	15	727
Construction and land development	583	17	10	610
1-4 Family residential	86	31	44	161
Consumer	2	1	-	3
Total	**$2,079**	**$ 189**	**$ 224**	**$2,492**

Note:
(1) Impact assumes instantaneous change to interest rates. Assumes interest rate floor at 1 basis point
(2) Bank variable rate loans above the floor that will reset in the next 12 months. Does not include PrimeLending Warehouse Line and Mortgage Warehouse Lending segments

9 HilltopHoldings

$6.7 $6.9 $6.8 $7.2 $7.7 $3.0 $3.0 $2.8 $2.8 $2.8 $1.1 $0.8 $0.8 $0.8 $0.6 $0.2 $0.2 $11.1 $10.9 $10.4 $10.8 $11.1 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Interest-Bearing Deposits Noninterest-Bearing Deposits Broker-Dealer Sweep Deposits Brokered Deposits 10 Notes: The sum of the period amounts may not equal the total amounts due to rounding. (1) Annualized. Deposit Mix at Period End Hilltop Holdings – Deposits Key Drivers & Statistics Interest-Bearing Deposits by Type at 12/31/2024 ($ in billions) 51% 31% 15% 3% Demand Money Market Time Savings Q4'23 Q3'24 Q4'24 Av erage Deposits ($B) $1 1 .1 $1 0.5 $1 1 .0 Av erage Broker-Dealer Sweep Deposits ($B) $1 .3 $0.8 $0.6 Av erage Brokered Deposits ($B) $0.2 $0.0 $0.0 Cost of Interest-Bearing Deposits1 3.40% 3.62% 3.27% Cost of Total Deposits1 2.45% 2.67% 2.44%

$69.2 $66.7 $92.9 $7 9.9 $7 3.7 $1 06.4 $1 04.6 $92.1 $1 11.8 $1 14.3 $1 1 .8 $1 1 .9 $9.3 $1 0.7 $1 1 .4 ($8.4) ($1 .6) ($0.9) ($2.1) ($3.9) $179.0 $181.6 $193.3 $200.4 $195.6 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Corporate, other and eliminations PlainsCapital Bank HilltopSecurities PrimeLending 11 Hilltop Holdings – Noninterest Income Noninterest Income Year-over-Year Noninterest Income ($ in millions) Key Drivers & Statistics ($ in millions) Q4'23 Q3'24 Q4'24 Broker-Dealer TBA Lock Volume ($mm) $1,184 $2,512 $667 Mortgage Origination Volume ($B) $1.8 $2.3 $2.3 Net gains from mortgage loan sales (bps): Loans sold to third parties 189 224 226 Impact of loans sold to bank 0 0 (5) As reported 189 224 221 Q4 2023 $17 9.0 Mortgage Production Income & Fees 4.4 Securities and Inv estment Advisory Fees & Commissions 9.7 Other Income 2.5 Q4 2024 $195.6

$187.3 $192.6 $188.8 $187.9 $189.5 $63.5 $57.5 $67.6 $76.4 $73.3 $250.8 $250.0 $256.5 $264.3 $262.8 86.4% 87 .7% 86.4% 86.5% 87 .3% 50.0% 5 5. 0% 60.0% 6 5. 0% 7 0. 0% 7 5. 0% 80.0% 85.0% 90.0 % Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $0.0 $5 0. 0 $ 100.0 $ 15 0.0 $2 0. 0 $2 50 .0 $3 0. 0 $350 .0 $4 0. 0 Variable Compensation Expenses Other Than Variable Compensation Efficiency Ratio 12 Hilltop Holdings – Noninterest Expenses Noninterest Expenses Year-over-Year Noninterest Expense ($ in millions) Key Drivers & Statistics ($ in millions) Q4 2023 $250.8 Com pensation and Benefits 1 2.9 Occupancy and Equipment 4.2 Professional Serv ices (0.4) Other Expenses (4.8) Q4 2024 $262.8 Q4'23 Q3'24 Q4'24 Banking Full-Service Branches 58 55 55 Efficiency Ratio (Bank Only ) 53.2% 55.2% 57 .8% Mortgage Fixed Expenses ($mm) $48.3 $40.6 $41.4 Variable Compensation ($mm) $24.1 $33.9 $30.8 Variable Comp / Originated Volume 1.3% 1.5% 1.4% Broker-Dealer Variable Compensation ($mm) $39.4 $42.6 $42.5 Compensation / Net Rev enue 57 .3% 61.1% 59.5%

$6.2 $6.2 $6.2 $6.0 $6.0 $0.3 $0.3 $0.3 $0.3 $0.4 $1.3 $1.4 $1.4 $1.3 $1.4 $0.2 $0.2 $0.3 $0.3 $0.2 $8.1 $8.1 $8.2 $8.0 $8.0 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Mortgage Warehouse Lending 1 - 4 Family PrimeLending Retained Mortgages Broker-Dealer Loans All Other Loans 24% 18% 19% 11% 23% 5% CRE - Non-owner occupied CRE - Owner occupied Commercial and industrial Construction and land development 1-4 family residential & Consumer Margin loans at Broker-Dealer 13 Notes: (1) 1-4 Family PrimeLending Retained Mortgages are loans purchased at par by PlainsCapital Bank from PrimeLending. These are exclusive of the 1-4 family residential mortgages originated through PlainsCapital Bank. The sum of the period amounts may not equal the total amounts due to rounding. Loan Mix at Period End Hilltop Holdings – Loans Key Drivers & Statistics Gross Loans HFI by Type at 12/31/24 ($ in billions) (1) Q4'23 Q3'24 Q4'24 Av erage Loans HFI Balance ($B) $7 .9 $8.0 $7 .9 Annualized HTH Loan HFI Yield % 6.27% 6.1 9% 5.93% Annualized Bank Loan HFI Yield % 5.95% 6.07% 5.84%

$67 4 $4,311 $83 $2,894 $3,950 0.03% 0.22% 0.00% 0.15% 0.21% -1.00% -0.80% -0.60% -0.40% -0.20% 0.00% 0.20% 0.40% $(3,000) $(1,000) $1,000 $3,000 $5,000 $7,000 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 NCOs NCOs/Avg. Total Bank Loans 1.6x 1.6x 1.1x 1.2x 1.1x 1.44% 1.35% 1.47% 1.45% 1.33% 0.00% 0.50% 1.00% 1.50% 2.00% -1.0x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 ACL/Bank NPLs ACL/Bank Loans HFI $7 3,422 $7 0,462 $109,101 $94,343 $91,095 0.95% 0.91% 1.39% 1.23% 1.20% -0.05% 0.20% 0.45% 0.70% 0.95% 1.20% 1.45% 1.70% $0 $25,000 $50,000 $75,000 $100,000 $125,000 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Total NPAs Total NPAs/(Total Bank Loans + OREO) 3.3% 2.9% 2.9% 3.1% 3.1% 0.6% 0.7% 0.7% 0.2% 3.4% 3.5% 3.6% 3.7% 3.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Classified Special Mention 14 Hilltop Holdings – Asset Quality Criticized Loans as a % of Bank Loans Non-Performing Assets Notes: The sum of the period amounts may not equal the total amounts due to rounding. Figures represent Bank asset quality metrics only (excludes Loans HFS and Broker Dealer Margin Loans). (1) Total NPAs included non-accrual loans, OREO and other repossessed assets. Net Charge-Offs (Recoveries) Allowance for Credit Losses ($ in thousands) (1) (1) ($ in thousands)

15 Hilltop Holdings – 2025 Outlook Outlook • Full year average Bank loans to grow 2% - 5% • Expect to retain $10 – $30 million per month of PrimeLending originated mortgages Loan Growth (Full year average HFI loan growth) • Full year average Bank deposits expected to increase 2% – 5% Deposit Growth (Full year average deposit growth) • NII decline of 0% – 2% driven by projected rate declines on an asset sensitive balance sheet • Outlook assumes two Fed Funds rate cuts during 2025 Net Interest Income • Mortgage origination volume $9 – $10 billion, Gain on Sale to third parties to remain relatively stable, market dependent • Broker Dealer fees increase 1% – 4% Noninterest Income • Non-variable expenses increase 1% – 4% • Variable expenses to follow revenue contribution from fee businesses Noninterest Expense Provision Expense / (Reversal) • Full year provision / average loans HFI: 20 – 30 basis points Effective Tax Rate (GAAP) • 22% – 24% full year basis

Appendix 16

17 Non-GAAP to GAAP Reconciliation and Management’s Explanation of Non-GAAP Financial Measures • Hilltop Consolidated Tangible common equity is a non-GAAP financial measure. Tangible common equity is defined as our total stockholders’ equity, excluding preferred stock, reduced by goodwill and other intangible assets. This is a measure used by management, investors and analysts to assess use of equity. Tangible book value per share, or TBVPS, is a non-GAAP financial measure. TBVPS represents Hilltop’s tangible common equity at period-end divided by common shares outstanding at period-end. This is a measure used by management, investors and analysts to assess use of equity. Reconciliation of Tangible Common Equity and Tangible Book Value Per Share ($ in millions, except per share amounts) 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 Total Hilltop Stockholders' Equity $2,323,939 $2,522,668 $2,036,924 $2,122,967 $2,189,965 Less: Goodwill 267,447 267,447 267,447 267,447 267,447 Other intangible assets, net 20,364 15,284 11,317 8,457 6,633 Tangible Common Equity $2,036,128 $2,239,937 $1,758,160 $1,847,063 $1,915,885 Shares outstanding as of period end 82,185 78,965 64,685 65,153 64,968 Book Value Per Share (Common Stockholder's Equity / Shares Outstanding) $28.28 $31.95 $31.49 $32.58 $33.71 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) $24.77 $28.37 $27.18 $28.35 $29.49

53.2% 54.1% 57 .0% 55.2% 57 .8% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 2.94% 3.00% 3.10% 3.05% 2.98% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 PlainsCapital Bank – Highlights Q4 2024 18 Efficiency Ratio1 Notes: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. Net Interest Margin Summary Results ($ in millions) Q4 2023 Q4 2024 FY 2023 FY 2024 Net Interest Income $93.1 $94.9 $397 .9 $37 2.6 Prov ision for (rev ersal of) Credit Losses 1.4 (5.7) 18.5 1.0 Noninterest Income 1 1 .8 1 1 .4 45.8 43.3 Noninterest Expense 55.8 61 .4 226.2 233.0 Income Before Taxes $47 .8 $50.6 $199.0 $181.9 Key Highlights Q4 2023 Q4 2024 FY 2023 FY 2024 ROAA 1 .1 2% 1 .24% 1 .1 5% 1 .1 0% Full Serv ice Branches (period end) 58 55 58 55 Net Interest Margin 2.94% 2.98% 3.1 3% 3.04% Assets ($B) (period end) $1 3.3 $1 3.4 $1 3.3 $1 3.4

19 PrimeLending – Highlights Gain on Sale and Origination Fee Trends Notes: (1) Gain on Sale calculated as net gains from sale of loans divided by sales volume. Reported Gain on Sale reflects impact of loans retained by PlainsCapital Bank. 1 Mortgage Origination Volume $1.8 $1.7 $2.4 $2.3 $2.3 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 ($ in billions) Q4 2024 (# in basis points) 189 216 228 224 221 181 158 145 139 134 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Reported Gain on Sale Mortgage loan origination fees and other related income Summary Results ($ in millions) Q4 2023 Q4 2024 FY 2023 FY 2024 Net Interest Income (Expense) ($4.7 ) ($3.6) ($20.3) ($1 6.9) Noninterest Income 69.2 7 3.7 31 6.8 31 3.2 Noninterest Expense 80.4 80.0 359.3 330.1 Income (Loss) Before Taxes ($15.9) ($9.9) ($62.8) ($33.7 ) Key Highlights Q4 2023 Q4 2024 FY 2023 FY 2024 Origination Volume ($mm) $1 ,81 5 $2,253 $8,243 $8,61 6 % Purchase 94% 85% 93% 90% Sales Volume ($mm) $1 ,87 4 $2,065 $8,047 $8,224 MSR Asset ($mm)(period end) $97 $6 $97 $6

HilltopSecurities – Highlights Q4 2024 20 Notes: The sum of the period amounts may not equal the total amounts due to rounding. Presented net revenue by business line may differ slightly from 10-K due to grouping of certain business lines into ‘Other’. Net Revenues by Business Line Key Highlights ($ in millions) Q4 2023 Q4 2024 FY 2023 FY 2024 Com pensation/Net Rev enue (%) 57 .3% 59.5% 58.4% 60.8% Pre-tax Margin (%) 1 6.8% 1 6.1% 1 6.1% 1 3.5% FDIC Insured Balances at PCB (period end) $1 ,1 32 $57 2 $1 ,1 32 $57 2 Other FDIC Insured Balances (period end) $853 $1 ,350 $853 $1 ,350 Public Finance Offerings $8,460 $1 0,885 $46,344 $63,398 TBA Lock Volum e $1 ,1 84 $667 $6,469 $4,628 Summary Results ($ in millions) Q4 2023 Q4 2024 FY 2023 FY 2024 Net Interest Income $1 3.6 $1 2.0 $52.9 $48.9 Prov ision for (Rev ersal of) Credit Losses (0.1) (0.2) (0.1) (0.1) Noninterest Income 1 06.4 1 1 4.3 403.5 422.8 Noninterest Expense 1 00.0 1 06.2 383.0 408.3 Income Before Taxes $20.1 $20.4 $7 3.5 $63.5 Key Highlights ($ in millions) Q4 2023 Q4 2024 FY 2023 FY 2024 Public Finance Serv ices $20.8 $27 .6 $90.7 $98.6 Fixed Incom e Serv ices 25.4 1 4.9 7 4.2 60.5 Wealth Managem ent Retail 30.6 32.1 1 24.8 1 24.3 Clearing Serv ices 1 2.7 1 2.4 49.9 48.4 Securities Lending 1 .4 1 .1 6.7 5.1 Structured Finance 21 .0 30.2 83.0 1 02.5 Other 8.0 8.0 27 .0 32.2 Net Revenues $120.0 $126.4 $456.4 $47 1.7

21 Hilltop Holdings – Commercial Real Estate Portfolio Commercial Real Estate Portfolio (Ending Balance, $ in millions, at December 31, 2024) CRE Allowance for Credit Losses (ACL) Commercial Real Estate – Non-Owner Occupied (Ending Balance at December 31, 2024) (Ending Balance at December 31, 2024) $1,436 43% $1,922 57% CRE Owner Occupied CRE Non-Owner Occupied 25% 18% 10% 17% 11% 7% Office 12% Retail Hotel/Motel Multifamily Industrial Mini-Storage Other 12/31/2024 9/30/2024 CRE Non-Owner Occupied Office $487 .6 $14.2 2.9% 3.1% CRE Non-Owner Occupied Retail $341.0 $2.9 0.8% 1.2% CRE Non-Owner Occupied Office and Retail $828.6 $17 .0 2.1% 2.2% All other CRE Non-Owner Occupied $1,093.1 $12.3 1.1% 1.3% T otal CRE Non-Owner Occupied $1,921.7 $29.3 1.5% 1.7% $ in millions Ending Balance Allowance for Credit Losses ACL % Loans

22 Hilltop Holdings – Auto Lending Portfolio Auto Note Financing Commitments1 Commentary Allowance for Credit Losses • Auto Note Finance committed portfolio balance has been in decline since 2021 o The impacts of higher interest rates and declining values of used vehicles continue to put downward pressure on the portfolio • Current portfolio comprises 1.5% of Total Bank Loans HFI • Three relationships totaling $47.5 million in outstanding balances at December 31, 2024, were included in non-accrual loans (1) Total exposure net of any SBA guarantee ($ in millions) 12/31/2024 9/30/2024 Auto Floor Plan Financing $6.2 $0.0 0.5% 1.9% Auto Note Financing $97.9 $5.5 5.6% 7.3% Total Auto Lending $104.1 $5.5 5.3% 6.9% $ in millions Ending Balance Allowance for Credit Losses ACL % Loans $290 $281 $196 $115 12/31/2021 12/31/2022 12/31/2023 12/31/2024